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                                                                   EXHIBIT 10.6
                                    AMENDMENT



         AMENDMENT No. 5, dated as of October 18, 1996, to AMENDED AND RESTATED MANAGEMENT AGREEMENT dated as of March 3, 1992 (the "Agreement"), as previously amended by Amendments dated as of January 1, 1994, May 31, 1994, December 31, 1994 and December 31, 1995, among GAF Corporation ("GAF"), ISP Holdings Inc. ("ISP Holdings"), G-I Holdings Inc. ("G-I Holdings"), G Industries Corp. ("Industries"), Merick Inc. ("Merick"), GAF Chemicals Corporation ("Chemicals"), GAF Building Materials Corporation ("Building Materials"), GAF Broadcasting Company, Inc. ("Broadcasting"), Building Materials Corporation of America ("BMCA"), U.S. Intec, Inc. ("USI"), and International Specialty Products Inc. (the "Company").

         WHEREAS, ISP Holdings desires to utilize the services provided by the Company under the Agreement, and the Company desires to provide to ISP Holdings such services;


         NOW, THEREFORE, the parties hereby amend the Agreement as follows:


         1. Section 3 of the Agreement is amended, effective as of the date hereof, by adding the following thereto:

                  "In addition, ISP Holdings shall pay the Company a management fee at the rate of $8,333.33 per month for each calendar month (or portion thereof) during which the Company provides Services to ISP Holdings hereunder."

         2. Effective as of the date hereof, ISP Holdings shall become to a party to the Agreement, and shall constitute a member of the "Overhead Group" (as defined in the Agreement).


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         3. In all other respects, the Agreement shall remain in full force and effect.


         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.


GAF CORPORATION                              INTERNATIONAL SPECIALTY
ISP HOLDINGS INC.                            PRODUCTS INC.
G-I HOLDINGS INC.
G INDUSTRIES CORP.
MERICK INC.
GAF CHEMICALS CORPORATION
GAF BUILDING MATERIALS CORPORATION
GAF BROADCASTING COMPANY, INC.
BUILDING MATERIALS CORPORATION               By:  /s/James P. Rogers
OF AMERICA                                        -----------------------------
U.S. INTEC, INC.                                  Name:  James P. Rogers
                                                  Title: Senior Vice President


By: /s/James P. Rogers
    ------------------------------
    Name:  James P. Rogers
    Title: Senior Vice President



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